Exhibit 99.1

Leslie J. Browne President & CEO New York City February 12th, 2007 Discovering excellence, driving clinical successTM

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop its DARA program and commence Phase 1 clinical studies with respect to the program, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon, GlaxoSmithKline, and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaboration with N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Value Drivers - Balanced Risk Biopharmaceutical company Focused on cardiovascular and immunological diseases Leader in developing DARA – Phase 1 dosing to start shortly First-in-class dual-acting ARB and endothelin antagonists for kidney disease Deep pipeline of potential blockbusters 6 compounds in active clinical development 5 compounds in preclinical development Discovery and development partnerships with industry leaders GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon, Wyeth

Balancing Risk to Build Value 8 Million Compound Library Largest in the Industry Integrated HTS Medicinal Chemistry Pharmacology Development GSK Wyeth Organon Cephalon Bristol-Myers Squibb Unique Discovery Platform Strategic Partnerships Proprietary Programs High Value Portfolio Pharmacopeia Value Drivers 6 Compounds Active in Clinic 5 Compounds in Preclinical Development Programs in Late Stage Optimization DARA - cardiovascular JAK3 – topical derm/ocular CCR1 – inflammation/MS A2A – Parkinson’s avb3, avb5 - cancer Monetizable Assets

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 for COPD p38 kinase inhibitors approaching Phase 2 DARA IND submitted December 28th, 2006 Strong strategic partnerships Wyeth R&D agreement on JAK3 GlaxoSmithKline R&D alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Metabolic Disease PS522501 Angiogenesis avb3/avb5 PS388023 Parkinsons Adenosine A2A PS246518 Rheumatoid/MS CCR1 PS375179 Derm/Ocular JAK3 Topical PS608504 Immuno/Inflam JAK3 PS608504 Inflammation PS873266 Respiratory PS948115 Inflammation PS386113 Oncology PS241541 CNS PS778629 Cardiovascular DARA PS433540 Oncology PS095760 Asthma/Allergy* VLA-4 PS460644 Rheumatoid Arthritis p38 PS540446 COPD CXCR2 PS291822 NDA Filed III II I Development Optimization Lead Generation Program Clinical Phase Preclinical One of the Deepest Portfolios in Biotech 6 compounds active in the clinic 5 compounds in preclinical development 4 internal programs in lead optimization * VLA-4 IND currently inactive

Partnered Pipeline Advancing Partnered clinical programs advancing CXCR2 antagonist for COPD In Phase 2 Active against biomarker at 50 mg in volunteers Clinical development on-going in COPD p38 kinase inhibitors for RA Approaching Phase 2 Well tolerated in multiple Phase 1 trials Currently in RA patients receiving methotrexate Back up compound entered Phase 1 in December 2005

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 for COPD p38 kinase inhibitors approaching Phase 2 DARA IND submitted December 28th, 2006 Strong strategic partnerships Wyeth R&D agreement on JAK3 GlaxoSmithKline R&D alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

DARA – First-in-class DARA combines the properties of two marketed cardiovascular product classes in a single compound – Avapro and Tracleer Angiotensin II (Type 1) receptor blockers (ARBs) ETA selective endothelin receptor antagonists (ERAs) DARA’s combination of these activities has the potential to significantly advance the management of several cardiovascular diseases US Patients (millions) Diabetic kidney disease (nephropathy) 9.0 Resistant hypertension (3-4 drugs) 9.5 Congestive heart failure (esp. diastolic) 3.2 Pulmonary arterial hypertension (orphan) 0.1 Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

 ARB + ERA = Synergistic Combination Angiotensin II and Endothelin I Vasoconstriction Tissue proliferation and fibrosis Inflammation Preclinical Results - Resistant Hypertension Potent blockade of endothelin and angiotensin by oral route Potent BP lowering in two preclinical models predictive of activity in hypertensives, viz., SHR and DOCA salt models Phase 2 Clinical Results - Diabetic Nephropathy Investigational ETA antagonist added to RAS blockade: Improved renal hemodynamics over RAS blockade alone Marked decrease in urinary albumin excretion rate and proteinuria over RAS blockade alone

PS433540 – Potent as ARB and ERA PS-433540 (DARA) 1.4 > 10,000 BMS-19384 > 10,000 2 Irbesartan (Avapro) Endothelin IC50 (nm, human) Angiotensin IC50 (nm, human) Compound Irbesartan(Avapro®) AT1 antagonist PS-433540 (DARA) AT1 and ETA antagonist BMS-193884 ETA antagonist Angiotensin group Endothelin group 3 12 N N O C H 3 N N N H N N N O C H 3 N N N H N S N H O O N O C H 3 C H 3 N O S N H O O N O C H 3 C H 3 N O

Angiotensin and Endothelin Blockade in Vivo Angiotensin II PS433540 blocks both angiotensin and endothelin in vivo after oral administration in rodents with ED50 = 0.9, 7.6 mpk PS433540 Study PCO-NC-003 ED 50 = 0.9 mg/kg 0 10 20 30 40 50 60 70 80 90 100 Dose (mg/kg) 0.1 1.0 10.0 100.0 Vehicle-adjusted % Inhibition (normalized) October 17, 2006 Big-ET-1

PS433540 reduces blood pressure more than Irbesartan (Avapro) at 30 and 100 mmol/kg Effect of Irbesartan and PS433540 on Mean Arterial BP in Spontaneously Hypertensive Rats (SHR) PS433540 – Antihypertensive Activity

 New Treatment Options Demonstration of antihypertensive effect of PS433540 would support potential benefits in diabetic kidney disease Opportunity for DARA to be an attractive option in resistant hypertension and kidney disease Combine ARB and ERA activity in a single compound, once-a-day pill Avoid polypharmacy typical of current treatment protocols Provide superior safety and compliance in a single compound Simplify evaluation of combination for poorly controlled diseases

DARA Development Schedule Complete data and material transfer from BMS 2Q-06 Synthesis of 2 Kg GMP of active ingredient (API) 3Q-06 Pre-IND meeting with FDA 08/15/06 3Q-06 Submit IND 12/28/06 1Q-07 ‘First in man’ dosing 1Q-07 Complete AII challenge study Mid-07 Complete multiple ascending dose study 2H-07 Initiate Phase 2 Proof of Concept 1H-08

Early Clinical Evaluation Phase 1 Safety and Pharmacology in Healthy Subjects Establish Safety SAD (Single Ascending Dose) – up to 7 dose levels MAD (Multiple Ascending Dose) – up to 4 dose levels Confirm Dual Activity Mechanism Angiotensin Challenge in Healthy Volunteers Endothelin Challenge in Healthy Volunteers Phase 2 Proof of Concept in Hypertensive Patients Establish Blood Pressure Lowering Activity Double-Blind Placebo Controlled Study in Hypertension

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 for COPD p38 kinase inhibitors approaching Phase 2 DARA IND submitted December 28th, 2006 Strong strategic partnerships Wyeth R&D agreement on JAK3 GlaxoSmithKline R&D alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Strategic Partnerships Pharmacopeia prosecutes Phase 1 and Phase 2 Non-dilutive tranched funding - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway

Strategic Partnerships Alliance to develop and commercialize JAK3 Inhibitors for Immunological and Inflammatory Diseases Upfront payment for discovery phase program - $5 million Up to $9MM in research funding over 3 years Up to $175MM in preclinical, clinical and commercialization milestones Double-digit royalties on any sale of a collaboration product by Wyeth Pharmacopeia retains all commercial rights to topical products for opthamology and dermatology Each party finances development and commercialization in its field

Agenda for Today Strong sustainable pipeline CXCR2 antagonist in Phase 2 for COPD p38 kinase inhibitors approaching Phase 2 DARA dosing expected to start in Phase 1 shortly Strong strategic partnerships Wyeth R&D agreement on JAK3 GlaxoSmithKline R&D alliance Cephalon advanced discovery partnership Strong fundamentals Financials Stock Information

Financial Summary For the 9-Months Ended September 30, 2006 $13.7 million in net revenue $19.6 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $30.4 million as of December 31, 2005 $31.0 million as of September 30, 2006 Received $20 million of funding from new collaborations in Q2 Received net proceeds of $23.1 million from financing closed in Q4 December 31, 2006 cash guidance $45 million - $50 million $5 million upfront payment from Wyeth in 1Q-07

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (10/31/2006): 21.1 million 52- Week Range: $3.56 - $6.51 Market Capitalization (02/08/2007): ~ $95 million Enterprise Value*: ~ $40 million *Calculated on cash and liquid investments as of 09/30/2006 and financing proceeds raised in Q4. Analyst Coverage: Joe Pantginis Jose Haresco Brian Lian Canaccord Adams Merriman Curhan Ford CIBC October, 2005 December, 2005 December, 2006

Pharmacopeia Today DARA Phase 1 clinical development First-in-class approach to significant markets Resistant Hypertension Diabetic Nephropathy Dosing in Phase 1 planned to start shortly Partnered clinical programs advancing CXCR2 antagonist in Phase 2 for COPD (partnered with Schering-Plough) p38 kinase inhibitor for inflammatory disease – approaching Phase 2 (partnered with Bristol-Myers Squibb) Portfolio of programs for major immunological diseases JAK3 topical for psoriasis, uveitis and dry eye CCR-1 for rheumatoid arthritis and multiple sclerosis Strategic partnerships with Pharma and Biotech Joined forces with GlaxoSmithKline and Cephalon JAK3 partnership with Wyeth in immunological and inflammatory disease

Discovering excellence, driving clinical successTM